SCHEDULE 14A
                                (RULE 14a101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12 [ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                             RAVEN INDUSTRIES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Items 22(a)(2) of Schedule A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [  ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:



                             RAVEN INDUSTRIES, INC.

                               205 East 6th Street
                                    Box 5107
                      Sioux Falls, South Dakota 57117-5107
 ------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 22, 1996

  -----------------------------------------------------------------------------

TO THE SHAREHOLDERS OF RAVEN INDUSTRIES, INC.

Please take notice that the Annual Meeting of Shareholders (the "Meeting") of Raven Industries, Inc. (the "Company") will be held, pursuant to due call by the Board of Directors of the Company, at the Ramkota Inn, Highway 38 and I-29, Sioux Falls, South Dakota, on Wednesday, May 22, 1996 at 9:00 a.m. (C.D.T.) or any adjournments or postponements thereof, for the following purposes:

     1.   To elect seven directors;

     2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     Pursuant to due action of the Board of Directors, shareholders of record on April 15, 1996 will be entitled to vote at the Meeting or any adjournments or postponements thereof.

     A PROXY FOR THE MEETING IS ENCLOSED HEREWITH. YOU ARE REQUESTED TO FILL IN AND SIGN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                       By Order of the Board of Directors

                                             Raven Industries, Inc.



                                             Arnold J. Thue
                                             Secretary

April 17, 1996


                                 PROXY STATEMENT
                                       OF
                             RAVEN INDUSTRIES, INC.
                                205 E. 6th Street
                                    Box 5107
                      Sioux Falls, South Dakota 57117-5107

                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 22, 1996

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Raven Industries, Inc. (the "Company") to be used at the Annual Meeting (the "Meeting") of Shareholders of the Company, which is to be held on Wednesday, May 22, 1996 at 9:00 a.m. (C.D.T.) at the Ramkota, Inn, Highway 38 and I-29, Sioux Falls, South Dakota, or at any adjournments or postponements thereof. The approximate date on which this Proxy Statement and accompanying proxy were first sent or given to shareholders was April 17, 1996. Each shareholder who signs and returns a proxy in the form enclosed with this Proxy Statement may revoke the same at any time prior to its use by giving notice of such revocation to the Company in writing or in open meeting or by such shareholder giving a valid proxy bearing a later date. Presence at the meeting by a shareholder who has signed a proxy does not alone revoke the proxy. Only shareholders of record at the close of business on April 15, 1996 will be entitled to vote at the Meeting or any adjournments or postponements thereof.

                          VOTING SECURITIES AND PROXIES

     The Company has outstanding only one class of voting securities, Common Stock, $1.00 par value, of which 4,716,076 shares were outstanding as of the close of business on the record date April 15, 1996. Shareholders representing at least 50 percent of the shares of Common Stock outstanding and entitled to vote must be present in person or represented by proxy in order to constitute a quorum to conduct business at the Meeting. Each shareholder has cumulative voting rights in the election of directors and is, therefore, entitled to (i) give one nominee a number of votes equal to the number of directors to be elected (which is seven) multiplied by the number of votes to which such shareholder is entitled, or (ii) distribute the same number of votes among as many nominees as he deems advisable. Where cumulative voting is exercised, there shall be deemed elected the candidates receiving the most votes for the places to be filled by such election. If cumulative voting is exercised, shares of a shareholder who either abstains, votes to withhold authority to vote for the nominees named below or who does not otherwise vote in person or by proxy (including broker-nominees) will not be counted for the election of directors. If no shareholder exercises its right to cumulate votes, then directors will be elected by the affirmative vote of a majority of shares of Common Stock represented at the meeting and eligible to vote. For this purpose, a shareholder who abstains with respect to the election of a director is considered to be present and entitled to vote on the election of a director at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of a director shall not be considered present and entitled to vote on the election of a director.

     Discretionary authority to cumulate votes is being solicited by the Board of Directors. Unless otherwise directed by a shareholder, the proxies named in the accompanying proxy card may elect to cumulate votes cast pursuant to a proxy by casting all such votes for one nominee or by distributing such votes among as many nominees as they deem desirable. If a shareholder desires to restrict the proxies named in the accompanying proxy card in casting votes for certain nominees, the shareholder should give such direction on the proxy card. On all matters other than the election of directors, each share of Common Stock is entitled to one vote.

                            OWNERSHIP OF COMMON STOCK

     The following table sets forth as of April 15, 1996 certain information with respect to the beneficial ownership of the Company's Common Stock by (i) any person known by the Company to be the owner, of record or beneficially, of more than 5% of the Company's outstanding Common Stock, (ii) each of the executive officers, directors and nominees for election to the Company's Board of Directors, and (iii) all executive officers and directors as a group.

NAME                                SHARES
OF BENEFICIAL                       BENEFICIALLY         PERCENT OF
OWNER                               OWNED                CLASS
- -------------                       ------------         ----------
Anthony W. Bour                          1,000             *

David A. Christensen                   222,325(1)         4.6

Gary L. Conradi                         37,954(2)          *

Ronald M. Moquist                      101,865(3)         2.1

Arnold J. Thue                          48,300(4)         1.0

Mark E. Griffin                         41,514(5)          *

Conrad J. Hoigaard                      76,877            1.6

Kevin T. Kirby                          41,800             *

John C. Skoglund                        23,409(6)          *

Thomas Everist                             500             *

Dimensional Fund Advisors Inc.         272,850            5.8
1299 Ocean Avenue
Santa Monica, CA 90401

Fenimore Asset Management, Inc.        370,562            7.9
118 N. Grand Street
Cobleskill, NY 12043

T. Rowe Price Associates, Inc.         427,000            9.1
100 E. Pratt Street
Baltimore, MD 21202

All executive officers, directors &
nominees as a group (10 Persons)       595,544(7)        12.4

- --------------------------------------

* Less than 1%

(1) Includes options to purchase 37,500 shares exercisable within 60 days of the record date. Also includes 42,022 shares owned by his wife, as to which he disclaims beneficial ownership. Does not include 167,409 shares held by Smith Barney Corporate Trust, as a trustee for the Company's Employee Profit Sharing Retirement Plan.

(2) Includes options to purchase 7,500 shares exercisable within 60 days of record date. Also includes 100 shares held by spouse.

(3) Includes options to purchase 18,750 shares exercisable within 60 days of record date.

(4) Includes options to purchase 12,750 shares exercisable within 60 days of record date. Also includes 10,000 shares held by spouse.

(5) Includes 33,183 shares held by John E. Griffin Trust of which Mark E. Griffin is co-trustee and 1,359 shares held as custodian for a minor child.

(6) Includes 5,409 shares owned by spouse, as to which he disclaims beneficial ownership.

(7) Includes options to purchase 76,500 shares exercisable within 60 days of the record date. Also includes 57,431 shares held by spouses of officers and directors, as to which beneficial ownership is disclaimed.


                              ELECTION OF DIRECTORS

     Seven directors are to be elected at the meeting, each director to hold the office until the next Annual Meeting of Shareholders, or until his successor is elected and qualified. All of the nominees listed below, except Mr. Everist, are now serving as directors and all of the nominees have consented, if elected, to serve as directors. The Board of Directors proposes for election the nominees listed below:

                                    PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE
NAME AND AGE                        PAST FIVE YEARS AND DIRECTORSHIPS                                           DIRECTOR
OF NOMINEE                          IN PUBLIC COMPANIES                                                           SINCE
- ---------------                     ------------------------------------------------                              -----
Anthony W. Bour(58)                 President, Starmark, Inc., Sioux Falls, S.D.                                   1995
                                    Director, First Bank of South Dakota.

David A. Christensen(61)            President and Chief Executive Officer of the Company                           1971
                                    since April 1971.  Director of Norwest Corporation,
                                    Northern States Power Co., and Norwest Bank South Dakota,
                                    N.A., the latter of which provides borrowings to the
                                    Company, the terms of which management considers competitive with other sources generally available to the Company.
                                    The largest amount of such borrowings outstanding during
                                    the year ended January 31, 1996 was $4,640,000 and
                                    $2,680,000 remained outstanding on January 31, 1996.

Thomas Everist(46)                  President & Chief Executive Officer of L.G. Everist, Inc., Sioux               --
                                    Falls, S.D. since 1987.  Director of MDU Resources, Bismarck,
                                    N.D., Director of Power Plant Aggregates, Inc., Sioux City, IA.,
                                    Director of Standard Ready Mix, Inc., Sioux City, IA., Director of
                                    Spencer Quarries, Inc., Spencer, S.D.

Mark E. Griffin(45)                 President and Chief Executive Officer of Lewis Drugs, Inc., Sioux              1987
                                    Falls, S.D. since November 11, 1986, where he previously served as Executive Vice President.  Director of Norwest Bank
                                    South Dakota, N.A.

Conrad J. Hoigaard(59)(1)           Chairman of the Board of the Company and President                             1976
                                    and Chairman of the Board of Hoigaard's Inc. (a retail
                                    business) Minneapolis, M.N.

Kevin T. Kirby(41)                  President of Kirby Investment Corp. Sioux Falls, S.D. since                    1989
                                    1992. Executive Vice President and Treasurer of Western Surety
                                    Company, 1979-1992.

John C. Skoglund(63)(1)             Chairman of the Board of Skoglund Communications, Inc.,                        1978
                                    Chairman of the Board of Minnesota Vikings, Inc., Minneapolis,
                                    M.N. since 1984.

- ---------------------------

(1)  Mr. Hoigaard and Mr. Skoglund are first cousins.

     All shares represented by proxies will be voted FOR the election of the foregoing nominees; provided, however, that if any such nominee should withdraw or otherwise become unavailable for reasons not presently known, such shares may be voted for another person in place of such nominee in accordance with the best judgement of the persons named in the proxies.

                             EXECUTIVE COMPENSATION

         The following table (the "Summary Compensation Table") sets forth the cash and non-cash compensation earned for each of the last three fiscal years by the President and Chief Executive Officer of the company and each of the executive officers of the Company.


                           SUMMARY COMPENSATION TABLE

                                   ANNUAL COMPENSATION                    LONG TERM
                        --------------------------------------------    COMPENSATION
                                                               OTHER       AWARDS        ALL OTHER
                                                               ANNUAL      ------        ---------
NAME AND                 FISCAL                   BONUS     COMPENSATION   OPTIONS     COMPENSATION
PRINCIPAL POSITION       YEAR      SALARY ($)     ($)(1)       ($)(2)         (#)         ($)(3)
- ------------------       ----      ----------     ------       ------         ---         ------
David A. Christensen     1996      306,800         30,680      24,640      15,000         21,698
President & Chief        1995      296,400         14,820      81,307      15,000         31,530
Executive Officer        1994      285,000        136,715      22,356      15,000         22,591

Gary L. Conradi          1996       92,000          4,600      11,735       3,000          6,296
Vice President           1995       88,900          5,927      12,785       3,000          8,554
Corporate Services       1994       85,500         26,454       4,442       3,000         10,363

Ronald M. Moquist        1996      154,400         12,862       8,795       7,500          9,925
Executive                1995      149,200             --      37,971       7,500         14,451
Vice President           1994      143,500         49,307       5,905       7,500         18,055

Arnold J. Thue           1996      119,400         10,746       8,284       5,000          7,974
Vice President-Finance   1995      115,400          4,616      19,561       5,000         11,502
Secretary & Treasurer    1994      111,000         42,602      15,133       5,000         14,387

- -------------------------------

(1) Annual incentive compensation as described in Board Compensation Committee Report on Executive Compensation.

(2) Includes tax reimbursement bonuses on exercise of non-qualified stock options exercised during the fiscal year and tax reimbursements on other taxable fringe benefits.

(3) Represents the Company's contribution to the individual's account in the Company's Profit Sharing Plan.


     The following table sets forth information regarding the stock options that were granted during fiscal 1996 to the executive officers named in the Summary Compensation Table and the potential realizable value of such options if the value of the Company's Common Stock appreciates during the term of such options at assumed rates of growth:

                STOCK OPTIONS GRANTED FISCAL YEAR ENDED 1/31/96





                                                                   POTENTIAL REALIZABLE VALUE AT
                                                                   ASSUMED ANNUAL RATES OF
                                                                   STOCK PRICE APPRECIATION FOR
                       OPTIONS          EXERCISE                   OPTION TERM(2)
                       GRANTED          PRICE        EXPIRATION    ----------------------------
NAME                   (#)(1)           ($/SH)       DATE            5% ($)       10% ($)
- ----                   -------          -----        ----------    ----------    ---------
David A. Christensen    15,000           17.875      10/19/00        74,078       163,693

Gary L. Conradi          3,000           17.875      10/19/00        14,816        32,739

Ronald M. Moquist        7,500           17.875      10/19/00        37,039        81,847

Arnold J. Thue           5,000           17.875      10/19/00        24,693        54,564


(1) All options granted have been for a period of five years and may be exercised at the rate of 25% per year after one year from the date of grant. The option price may be paid in cash or by delivery of shares of the Company's common stock valued at the market price on the date of the option exercise. In connection with the exercise of non-qualified stock options, the Company pays a reimbursement bonus of 35% of the exercise price of the option to assist in payment of income taxes payable by the employee as a result of the option exercise. The plan also allows the payment of withholding taxes through the surrender of shares of the Company's common stock at market value.

(2) Amounts for the executives shown in these columns have been derived by multiplying the exercise price by the annual appreciation rate shown (compounded for the term of the options), multiplying the result by the number of shares covered by the options, and subtracting the aggregate exercise price of the options. The dollar amounts set forth under this heading are the result of calculations at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price.

     The following table shows the stock options that were exercised during fiscal 1996 by the executive officers named in the Summary Compensation Table, the value realized by them as a result of exercising options, the number of unexercised options at the end of fiscal 1996 and the value of unexercised in-the-money options at the end of fiscal 1996:

     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUE

                                    NUMBER OF
                         SHARES                      UNEXERCISED OPTIONS           VALUE OF UNEXERCISED
                       ACQUIRED ON     VALUE           AT FY-YEAR END             IN-THE-MONEY OPTIONS
                        EXERCISE      REALIZED    ---------------------------   ---------------------------
NAME                      (#)            ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- ----                      ---            ---      -----------   -------------   -----------   -------------
David A. Christensen      3,750         50,781      37,500         37,500         175,469         52,031

Gary L. Conradi           3,000         37,250       7,500          7,500          35,094         10,406

Ronald M. Moquist         1,900         23,592      18,750         18,750          87,734         26,015

Arnold J. Thue              700          9,567      12,750         12,500          60,344         17,344


         The graph below compares the cumulative total shareholder return on the Company's Common Stock over the last five years with the total return of the S&P 500 and the S&P group of diversified manufacturers.

TOTAL RETURN ON $100 INVESTMENT ASSUMING REINVESTMENT OF DIVIDENDS

[graph]


                        INDEXED TOTAL RETURN - BASE 100

Source: S&P Compustat         Base year = 100     1/31/91

COMPANY NAME                   JAN-91   JAN-92   JAN-93   JAN-94   JAN-95   JAN-96
- ------------                   ------   ------   ------   ------   ------   ------
RAVEN INDUSTRIES, INC           100.0    182.75   248.94   256.31   245.01   257.55
S&P 500 COMP-LTD                100.0    122.65   135.61   152.99   153.83   213.15
MANUFACTURING (DIV. INDLS)      100.0    119.11   127.98   158.20   158.15   231.70

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of the Company's executives since October 21, 1992 have been made by the Compensation Committee of the Board of Directors. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. Pursuant to recently adopted rules designed to enhance disclosure of companies' policies toward executive compensation, set forth below is a report prepared by the Compensation Committee addressing the Company's, and its subsidiaries', compensation policies for the fiscal year ended January 31, 1996, as they affected the Company's executive officers.

     The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual goals, reward above average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. Targeted levels of executive compensation are set at levels that the Compensation Committee believes to be consistent with others in the Company's industry.

     There are three elements in the Company's executive compensation program, all determined by individual and corporate performance.

         *  Base salary compensation
         *  Annual incentive compensation
         *  Stock options

     Total compensation opportunities are competitive with those offered by employers of comparable size in our industry.

     Base salary compensation is determined by the potential impact the individual has on the Company, the skills and experiences required by the job, and the performance and potential of the incumbent in the job.

     Annual incentive compensation for executives of the Company is based primarily on corporate operating earnings, return on equity, and other goals determined by the Compensation Committee.

     Awards of stock options under the Stock Option Plan are designed to promote the identity of long-term interests between the Company's executives and its shareholders and assist in the retention of executives. The Stock Option Plan also permits the Committee to grant stock options to key personnel. Options become exercisable based upon criteria established by the Stock Option Committee.

     Based on recommendations of the Compensation Committee, the Stock Option Committee in fiscal 1996 granted stock options to officers and key employees. While the value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's common stock at any particular point in time, the decision as to whether such value will be realized in any particular year is primarily determined by each individual executive and not by the Compensation Committee. Stock options are granted solely on the basis of position and salary level.

     The fiscal 1996 base cash compensation of Mr. Christensen was $306,800 which represented a 3.5% increase from his fiscal 1995 annual salary. Annual incentive payments for each year are based on achieving earnings above the previous year (80% of the maximum incentive payment) and achieving a return on equity with a maximum target of 20%, and maintaining corporate administrative costs at a certain ratio of total sales. The maximum total annual incentive payment is 60% of base compensation. No subjective factors are used in determining annual incentive payments for Mr. Christensen or the other executives.

     Submitted by the Compensation Committee of the Company's Board of
Directors:

         Mark E. Griffin      Conrad J. Hoigaard     John C. Skoglund

PROPOSALS OF SHAREHOLDERS

     It is contemplated that the 1997 Annual Meeting will be held in May 1997. Accordingly, all proposals of shareholders intended to be presented at the 1997 Annual meeting of Shareholders of the Company must be received by the Company at its executive offices on or before December 18, 1996.

OTHER MATTERS

     BOARD OF DIRECTORS AND COMMITTEES. The Board of Directors held four meetings during the last fiscal year. The Company has an Audit Committee and Compensation Committee, in addition to its Executive Committee. Directors who are not full-time employees of the Company are paid an annual retainer fee of $6,000, a fee of $1,100 per meeting (other than telephonic meetings) and $550 per telephonic meeting. Committee members will receive $550 per meeting attended. The Chairman of the Board receives compensation at the rate of $1,000 per month in addition to the annual retainer fee of $6,000.

     The Company's Audit Committee, which consisted of Messrs. Kirby, Leahy and Bour had two meetings during the fiscal year ended January 31, 1996. The Audit Committee recommended to the full Board the engagement of independent accountants, reviewed the audit plan and results of the audit engagement, reviewed the independence of the auditors, and reviewed the adequacy of the Company's system of internal accounting controls.

     The Compensation Committee, which consists of Messrs. Hoigaard, Skoglund and Griffin had three meetings during the fiscal year ended January 31, 1996. The Compensation Committee reviewed the Company's remuneration policies and practices, and made recommendations to the Board in connection with all compensation matters affecting the Company.

     INDEPENDENT AUDITORS. The Board of Directors selected the firm of Coopers & Lybrand L.L.P. as auditors to the Company for the year ended January 31, 1996. Coopers & Lybrand L.L.P., independent certified public accountants, have audited the Company's financial statement for the past 35 years. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934.
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and Nasdaq. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5's were required, the Company believes that during the year ended January 31, 1996 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except for one late Form 4 reporting one transaction filed by Anthony W. Bour.

         SOLICITATION. The Company will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement, Annual Report and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company, without extra compensation, may solicit proxies personally, by telephone, by telegram or by special letter.

         The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matter that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intention of the persons named in the enclosed proxies to vote the proxy in accordance with their best judgment.


                                    By Order of the Board of Directors



                                    Raven Industries, Inc.
                                    Arnold J. Thue, Secretary


- --------------------------------------------------------------------------------


                                    PROXY
   RAVEN INDUSTRIES, INC. * ANNUAL MEETING OF SHAREHOLDERS -- MAY 22, 1996
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Conrad J. Hoigaard and David A. Christensen, or either of them, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of RAVEN INDUSTRIES, INC. held by the undersigned on April 15, 1996, at the ANNUAL MEETING OF SHAREHOLDERS to be held on May 22, 1996 and at any adjournments or postponements thereof, as follows:

(1) Election of Directors:

[ ] FOR all nominees
(except as indicated below)

[ ] WITHHOLD AUTHORITY
to vote for all nominees listed below

         ANTHONY W. BOUR, DAVID A. CHRISTENSEN, THOMAS EVERIST, MARK E.
          GRIFFIN, CONRAD J. HOIGAARD, KEVIN T. KIRBY, JOHN C. SKOGLUND

(To withhold authority to vote for any individual nominee(s) write the name(s) in the space provided below.)

NOTE: The proxies named above may choose to exercise cumulative voting in the manner described in the accompanying Proxy Statement.

(2) Upon such other business as may properly come before the meeting.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTOR.

       (Continued, and TO BE COMPLETED AND SIGNED on the reverse side)

                         (continued from other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED ON THE REVERSE HEREOF. IF NO INDICATION IS MADE, THE PROXIES WILL VOTE AS FOLLOWS: (1) FOR THE ELECTION OF THE NOMINEES INDICATED ON THE REVERSE HEREOF IN THE MANNER STATED IN THE PROXY STATEMENT; (2) AT THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

Please vote, date and sign this proxy as your name is printed hereon. When signing as attorney, executor, administrator, trustee, guardian, etc. give full title as such. If the stock is held jointly, each owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                                       Dated: ____________________________, 1996


                                       Signed: _________________________________
                                                  (Signature of Shareholder)

                                               _________________________________
                                                  (Signature of Shareholder)